PRESS RELEASE

                            ADVANCE FINANCIAL BANCORP
                     ANNOUNCES FOURTH QUARTER 2004 EARNINGS


                                                           FOR IMMEDIATE RELEASE
                                                  Contact: Stephen M. Gagliardi,
                                                               President and CEO
                                                          Telephone 304-737-3531

Wellsburg,  WV (July 27,  2004) - Advance  Financial  Bancorp  (Nasdaq  SmallCap
Market: AFBC) the parent holding company of Advance Financial Savings Bank, today announced earnings for the fourth quarter ended June 30, 2004. Income for the three-month period ended June 30, 2004 decreased to $486,000 or $.35 diluted earnings per share compared to $626,000 or $.47 diluted earnings per share, for the comparable 2003 period. For the year ended June 30, 2004, the company reported income of $2,492,000 or $1.84 diluted earnings per share, compared to $1,884,000 or $1.41 diluted earnings per share, for the comparable 2003 fiscal year end.

Total assets were $321 million at June 30, 2004 as compared to $322 million at June 30, 2003.

Advance Financial Savings Bank operates seven community-banking facilities that provide retail and commercial banking services primarily to individual customers and small businesses in the counties of Brooke, Ohio and Hancock, West Virginia and in the counties Jefferson and Belmont, Ohio.

                            ADVANCE FINANCIAL BANCORP
                               FINANCIAL HIGHLIGHT
                                   (UNAUDITED)
                                  JUNE 30, 2004

    ----------------------------------------------------------------------------------------------------------------
                                INCOME STATEMENT
    ----------------------------------------------------------------------------------------------------------------


                                             -----------------------------------------------------------------------
                                                               YEAR ENDED                      THREE MONTHS ENDED
                                                                 JUNE 30                             JUNE 30
                                                          2004              2003              2004             2003
                                             -----------------------------------------------------------------------
                                                    (Dollars in thousands,             (Dollars in thousands,
                                                    except per share data)             except per share data)
    ----------------------------------------------------------------------------------------------------------------
    Total interest income                              $ 17,289          $ 15,097          $ 4,177          $ 4,226
    ----------------------------------------------------------------------------------------------------------------
    Total interest expense                                7,373             7,259            1,746            1,950
    ----------------------------------------------------------------------------------------------------------------
    Net interest income                                   9,916             7,838            2,431            2,276
    ----------------------------------------------------------------------------------------------------------------
    Provision for loan losses                             1,169               399              264              123
    ----------------------------------------------------------------------------------------------------------------
    Net interest income after
      provision for loan losses                           8,747             7,439            2,167            2,153
    ----------------------------------------------------------------------------------------------------------------
    Total noninterest income                              2,153             1,550              375              454
    ----------------------------------------------------------------------------------------------------------------
    Total noninterest expense                             7,068             6,096            1,771            1,673
    ----------------------------------------------------------------------------------------------------------------
    Income before income taxes                            3,832             2,893              771              934
    ----------------------------------------------------------------------------------------------------------------
    Income taxes                                          1,340             1,009              285              308
    ----------------------------------------------------------------------------------------------------------------
    Net income                                            2,492             1,884              486              626
    ----------------------------------------------------------------------------------------------------------------

    EARNINGS PER SHARE - NET INCOME

    Basic Earnings Per Share                             $ 1.84            $ 1.41            $ .35            $ .47
    ----------------------------------------------------------------------------------------------------------------
    Diluted Earning per share                              1.81              1.40              .35              .46
    ----------------------------------------------------------------------------------------------------------------
    Cash dividend declared                                  .40               .36              .10              .10
    ----------------------------------------------------------------------------------------------------------------


    ----------------------------------------------------------------------------------------------------------------
                                  BALANCE SHEET
    ----------------------------------------------------------------------------------------------------------------

                                                                          JUNE 30                           JUNE 30
                                                                           2004                              2003
                                                                       -------------                     ------------

    Investment Securities                                                $ 26,859                          $ 55,783
    ----------------------------------------------------------------------------------------------------------------
    Loans                                                                 261,632                           230,336
    ----------------------------------------------------------------------------------------------------------------
    Alowance for loan losses                                                1,799                             1,096
    ----------------------------------------------------------------------------------------------------------------
    Total Assets                                                          321,086                           321,901
    ----------------------------------------------------------------------------------------------------------------
    Deposits                                                              267,725                           272,829
    ----------------------------------------------------------------------------------------------------------------
    Shareholders' Equity                                                   21,730                            20,088
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
                                     RATIOS
    ----------------------------------------------------------------------------------------------------------------


                                             -----------------------------------------------------------------------
                                                               YEAR ENDED                      THREE MONTHS ENDED
                                                                 JUNE 30                             JUNE 30
                                                          2004              2003              2004             2003
    ----------------------------------------------------------------------------------------------------------------

    Return on Average Assets                              0.77%             0.72%            0.61%            0.78%
    ----------------------------------------------------------------------------------------------------------------
    Return on Average Equity                             11.85%             9.86%            8.99%           12.72%
    ----------------------------------------------------------------------------------------------------------------
    Net Interest Margin                                   3.25%             3.14%            3.21%            2.98%
    ----------------------------------------------------------------------------------------------------------------
    Nonperforming loans to total loans                    0.92%             1.25%               -                -
    ----------------------------------------------------------------------------------------------------------------